Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-20093, 333-62701, 333-94715, 333-45180,
333-68412 and 333-82158) and Registration Statements on Form S-8 (Files Nos. 333-11939, 333-62491, 333-11941 and 333-45208) of LifeCell Corporation of our
report  dated  February  12,  2003,  which  appears  in  this  Form  10-K.


PricewaterhouseCoopers LLP

Florham Park, NJ
March 26, 2003


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